THIS NOTE HAS BEEN ISSUED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF FEDERAL AND STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH SUCH REQUIREMENTS OR A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE OBLIGOR THAT SUCH TRANSFER WILL NOT RESULT IN ANY VIOLATION OF SUCH LAWS OR AFFECT THE LEGALITY OF ITS ISSUANCE.


ALL INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATED TO OTHER INDEBTEDNESS PURSUANT TO, AND TO THE EXTENT PROVIDED IN, AND IS OTHERWISE SUBJECT TO THE TERMS OF, THE INTERCREDITOR AND SUBORDINATION AGREEMENT, DATED MARCH 25, 1998 (THE "SUBORDINATION AGREEMENT"), AS THE SAME MAY BE AMENDED, MODIFIED OR OTHERWISE SUPPLEMENTED FROM TIME TO TIME, BY AND AMONG UNIDIGITAL INC., AS BORROWER, CANADIAN IMPERIAL BANK OF COMMERCE, AS ADMINISTRATIVE AGENT FOR THE LENDERS PARTIES TO THE SENIOR CREDIT AGREEMENT REFERRED TO IN THE SUBORDINATION AGREEMENT, AND THE HOLDERS FROM TIME TO TIME OF THE OBLIGATIONS ARISING UNDER THE SUBORDINATED NOTE REFERRED TO IN THE SUBORDINATION AGREEMENT, INCLUDING, WITHOUT LIMITATION, THIS NOTE.


                          SUBORDINATED PROMISSORY NOTE


$750,000                                                          March 25, 1998


         FOR VALUE RECEIVED, the undersigned, Unidigital Inc., a Delaware corporation (the "Obligor"), hereby promises to pay to the order of Kwik International Color, Ltd., a New York corporation (the "Holder"), the principal sum of Seven Hundred Fifty Thousand Dollars ($750,000) payable as set forth below. The Obligor also promises to pay to the order of the Holder interest on the principal amount hereof at a rate per annum equal to five and seven-tenths percent (5.7%) compounded annually, which interest shall be payable at such time as the principal is due hereunder. Interest shall be calculated on the basis of a year of 365 days and for the number of days actually elapsed. Any amounts of interest and principal not paid when due shall bear interest at the maximum rate of interest allowed by applicable law. The payments of principal and interest hereunder shall be made in coin or currency of the United States of America which at the time of payment shall be legal tender therein for the payment of public and private debts.

         This Note shall be subject to the following additional terms and conditions:

         1. Payments. Principal shall be payable in thirty-five (35) equal installments of $20,833.33 and one (1) installment of $20,833.45. Each such payment shall be made by the Obligor to the Holder on the fifteenth (15th) day of each month, commencing on April 15, 1998. In the event that any payment to be made hereunder shall be or become due on a Saturday, Sunday or any other day which is a legal bank holiday under the laws of the State of New York, such payment shall be or become due on the immediately preceding business day.

         2. Restrictions on Transferability. This Note may not be transferred in any manner other than by will or by the laws of descent or distribution; provided, however, that the Holder shall be permitted to transfer this Note, in whole or in part, to Richard
               J. Sirota, the sole shareholder of the Holder, Mr. Sirota's wife, Mr. Sirota's daughter or Walter Berkower (each, a "Permitted Transferee"). Prior to transferring this Note pursuant to this
               Section 2, the Holder shall cause the Permitted Transferee to agree to be bound by the terms and provisions of this Note.

         3. No Waiver. No failure or delay by the Holder in exercising any right, power or privilege under this Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. No course of dealing between the Obligor and the Holder shall operate as a waiver of any rights by the Holder.

         4. Waiver of Presentment and Notice of Dishonor. The Obligor and all endorsers, guarantors and other parties that may be liable under this Note hereby waive presentment, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

         5. Place of Payment. All payments of principal of this Note and the interest due thereon shall be made at the office of the Holder, 229 West 28th Street, New York, New York 10001-5996 or at such other place as the Holder may from time to time designate in writing.

         6. Events of Default. The entire unpaid principal amount of this Note and the interest due thereon shall, at the option of the Holder exercised by written notice to the Obligor, forthwith become and be due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, if any one or more of the following events (herein called "Events of Default") shall have occurred (for any reason whatsoever and whether such happening shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and be continuing at the time of such notice, that is to say:

               a) if default shall be made in the due and punctual payment of the principal of this Note and the interest due thereon when and as the same shall become due and payable, whether at maturity, or by acceleration or otherwise, and such default shall have continued for a period of five days;

               b)   if the Obligor shall:

                    (i) admit in writing its inability to pay its debts generally as they become due;

                    (ii) file a petition  in  bankruptcy  or a petition  to take advantage of any insolvency act;

                    (iii)make an assignment for the benefit of creditors;

                    (iv) consent to the  appointment  of a receiver of the whole or any substantial part of his property;

                    (v) on a petition in bankruptcy filed against him, be adjudicated a bankrupt; or

                    (vi) file a petition  or answer  seeking  reorganization  or arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any State, district or territory thereof;

                c) if a court of competent jurisdiction shall enter an order, judgment, or decree appointing, without the consent of the Obligor, a receiver of the whole or any substantial part of Obligor's property, and such order, judgment or decree shall not be vacated or set aside or stayed within 90 days from the date of entry thereof; and

               d) if, under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of the whole or any substantial part of Obligor's property and such custody or control shall not be terminated or stayed within 90 days from the date of assumption of such custody or control.

         7. Remedies. In case any one or more of the Events of Default specified in Section 6 hereof shall have occurred and be continuing, the Holder may proceed to protect and enforce his rights either by suit in equity and/or by action at law, whether for the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note, or the Holder may proceed to enforce the payment of all sums due upon this Note or to enforce any other legal or equitable right of the Holder.

         8. Severability. In the event that one or more of the provisions of this Note shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         9. Governing Law. This Note and the rights and obligations of the Obligor and the Holder shall be governed by and construed in accordance with the laws of the State of New York.

         10. Unsecured Obligations. The Holder hereby acknowledges that the obligations of the Obligor hereunder are unsecured.

                                  * * * * * * *

         IN WITNESS WHEREOF, the undersigned has caused this Note to be executed and delivered on the date first written above.


                                            UNIDIGITAL INC.


                                            By:/s/ William E. Dye
                                               ---------------------------
                                               William E. Dye, President